EDEN BIOSCIENCE CORPORATION LETTER OF TRANSMITTAL

Investor ID Number

Effective June 29, 2009, Eden Bioscience Corporation was dissolved. This Transmittal Form must accompany your certificates representing shares of Eden Bioscience Corporation stock in order to exchange those shares for liquidating distributions pursuant to the plan of complete dissolution and liquidation. See Instructions on the reverse side.

I/we the undersigned, surrender to you for exchange the share(s) identified below. I/we certify that I/we have complied with all requirements as stated in the instructions on the reverse side, was/were the registered holder(s) of the shares of Eden Bioscience Corporation stock represented by the enclosed certificates on the effective date of the dissolution, have full authority to surrender these certificate(s), and give the instructions in this Transmittal Form and warrant that the shares represented by these certificates are free and clear of all liens, restrictions, adverse claims and encumbrances.

PLEASE CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) BY COMPLETING THE INFORMATION IN BOX NUMBER 5 ON THE REVERSE SIDE.

2 List only certificate(s) **surrendering** here.	Certificate No(s).	Number of Shares
	TOTAL CERTIFICATED SHARES	

3 **Certificated Shares Presented** ______________

1 ***Signature:*** *This form* **must** *be signed by the registered holder(s) exactly as their name(s) appears above or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.*

X ______________________ | __________ | ______________
Signature of Shareholder | Date | Daytime Telephone #

X ______________________ | __________ | ______________
Signature of Shareholder | Date | Daytime Telephone #

If you cannot produce some or all of your Eden Bioscience Corporation stock certificates, you must obtain a lost instrument open penalty surety bond. Please see the reverse side of this form for instructions.

Please complete the back if you would like to transfer ownership or request special mailing.

4 AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF INDEMNITY

Investor ID Number

THIS AFFIDAVIT IS INVALID IF A CHECK IS NOT INCLUDED AND IF THE AFFIDAVIT IS NOT SIGNED AND NOTARIZED BELOW. NOTE: FOREIGN OWNERS MUST also include Apostille seal or legal equivalent.

TOTAL SHARES **LOST** ☞	
Please Fill In Certificate No(s). if Known	Number of Shares
Attach separate schedule if needed	

By signing this form I/We or myself/ourselves swear, depose and state that: I/We or myself/ourselves am/are the lawful owner(s) of the certificate(s) hereinafter referred to as the “securities” described in the Letter of Transmittal. The securities have not been endorsed, pledged, cashed, negotiated, transferred, assigned, or otherwise disposed of. I/We or myself/ourselves have made a diligent search for the securities and have been unable to find it or them and make this Affidavit for the purpose of inducing the sale, exchange, redemption, or cancellation of the securities, as outlined in the Letter of Transmittal, without the surrender of the original(s), and also to request and induce Federal Insurance Company to provide suretyship for me/us to cover the missing securities under its Blanket Bond # 8302-00-67. I/We or myself/ourselves hereby agree to surrender the securities for cancellation should I/We or myself/ourselves, at any time, find the securities.

I/We or myself/ourselves hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the securities, and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the Surety), BNY Mellon Shareowner Services, Eden Bioscience Corporation, their subsidiaries, officers, directors, employees and agents, from and against any and all loss, costs, and damages including court costs and attorney's fees, which they may be subject to or liable for in respect to the sale, exchange, redemption, or cancellation of the securities without requiring surrender of the original securities. The rights accruing to the parties under the preceding sentence shall not be limited or abridged by their negligence, inadvertence, accident, oversight, breach or failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or may have occurred, I/We or myself/ourselves agree that this Affidavit and Indemnity Agreement is to become part of Blanket Bond # 8302-00-67 underwritten by Federal Insurance Company.

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X Signed by Affiant (stockholder) ______________________ on this (date) ______________________
(Deponent) (Indemnitor) (Heirs Individually) — Month — Day — Year

Social Security # ______________ Date ______________ Notary Public ______________

Lost Securities Surety Premium/Service Fee Calculation

The following formula should be used to calculate the surety premium, if any, and service fee that you must submit with this form.

1. Calculate the share value of the lost shares by multiplying the number of shares that are lost by the Cash Rate:

- *Enter number of share(s) lost ______________ X (Cash Rate) $1.00= **$______________ share value***
- ***If the share value exceeds $500,000, or if the shareholder is foreign and the share value exceeds $100,000, do not complete this affidavit. Complete only the Transmittal Form and contact BNY Mellon Shareowner Services regarding the lost certificate(s).***

2. Only calculate a Surety Premium if the share value exceeds $3,000.00, otherwise enter zero (0) on the Surety Premium line below.

- *The surety premium equals 1% (.01) of the share value noted in line 1 above: $__________ X (1%) or (.01) = ...$______________* ***Surety Premium***

3. Add the service fee based on the share value fee guide noted below........................$______________ Service Fee

- *If the share value is less than or equal to $250.00, the Service Fee = $50.00*
- *If the share value is greater than $250.00 but less than or equal to $3,000.00, the Service Fee = $100.00*
- *If the share value is greater than $3,000.00, the Service Fee = $200.00*

4. Total amount due (add lines 2 & 3)........................$______________ Total Amount

Please enclose a money order, certified check or cashiers' check for the required amount, made payable to BNY Mellon Shareowner Services.

❺ **SUBSTITUTE FORM W-9 – Department of the Treasury, Internal Revenue Service**
Payer's Request for Taxpayer Identification Number (TIN)

Part 1 – PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

FILL IN the space below.

Under penalties of perjury. I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), **and**

2. I am not subject to backup withholding because: **(a)** I am exempt from backup withholding, or **(b)** I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or **(c)** the IRS has notified me that I am no longer subject to backup withholding, **and**

3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

EXEMPT PAYEE ☐

Please check appropriate box:

Individual/Sole proprietor ☐

Corporation ☐ Partnership ☐

Limited liability company ☐

Enter the tax classification D=disregarded entity ☐

C=corporation ☐ P=partnership ☐

☐ Other ▶ ____________________

Signature ______________________________ Date ____________

❻ **Special Transfer Instructions and Signature Guarantee Medallion**

If you want your check to be issued in **another name**, fill in this section with the information for the new account name.

Name (Please Print First, Middle & Last Name) — (Title of Officer Signing this Guarantee)

Address (Number and Street) — (Name of Guarantor - Please Print)

(City, State & Zip Code) — (Address of Guarantor Firm)

(Tax Identification Number)

❼ **Special Mailing Instructions**

Fill in ONLY if mailing to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card.

Mail check to:

Name (Please Print First, Middle & Last Name)

Address (Number and Street)

(City, State & Zip Code)

You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

INSTRUCTIONS FOR COMPLETING THE STOCK TRANSMITTAL FORM

❶ Sign, date and include your daytime telephone number in this Transmittal Form in Box 1 and after completing all other applicable sections return this form and your stock certificates in the enclosed envelope.

❷ Your certificate number(s) and share(s) and/or the total Certificated Shares you hold are shown in Box 2.

❸ Please indicate the total number of certificated share(s) of Eden Bioscience Corporation stock you are presenting in Box 3.

❹ If you cannot produce some or all of your Eden Bioscience Corporation stock certificates, you must obtain a lost instrument open penalty surety bond and file it with BNY Mellon. To do so through BNY Mellon's program with Federal Insurance Company, complete Box 4 on the front side of this form, including the lost securities premium and service fees calculations, and return the form together with your payment as instructed. *Please print clearly. **Signature(s) in Box 4 must be notarized.*** Alternatively, **you may obtain a lost instrument open penalty surety bond from an insurance company of your choice that is rated A+XV or better by A. M. Best & Company.** In that instance, you would pay a surety premium directly to the surety bond provider you select and you would pay BNY Mellon its service fee only. Please contact us at the number provided below for further instructions on obtaining your own bond.

❺ **PLEASE SIGN IN BOX 5 TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER (TIN)** if you are a U.S. Taxpayer. If the TIN is incorrect or blank, write the correct number in Box 5 and sign to certify. Please note that BNY Mellon Shareowner Services may withhold 28% of your proceeds as required by the IRS if the TIN is not certified on our records. If you are a non - U.S. Taxpayer, please complete and return form W-8BEN.

❻ If you want your check to be issued in another name, fill in Box 6. ***Signature(s) in Box 6 must be medallion guaranteed.***

❼ Complete Box 7 only if your check is to be delivered to a person other than the registered holder or to a different address.

HOW TO CONTACT BNY MELLON SHAREOWNER SERVICES

By Telephone – 9 a.m. to 6 p.m. New York Time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico:
1-800-777-3674 (Toll Free)
From outside the U.S.:
1-201-680-6579 (Collect)

WHERE TO FORWARD YOUR TRANSMITTAL MATERIALS

By Mail:

BNY Mellon Shareowner Services
Attn: Corporate Action Dept.
P.O. Box 358300
Pittsburgh, PA 15252-8300

By Overnight Courier or By Hand:

BNY Mellon Shareowner Services
Attn: Corporate Action Dept., 27th Floor
480 Washington Boulevard
Jersey City, NJ 07310